Exhibit 10.11

Final Execution Copy

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SPONSORED RESEARCH AND OPTION AGREEMENT

This Sponsored Research Agreement (“Agreement”), effective as of January 1, 2015 (the “Effective Date”) is made by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Institution”), with offices located at The Penn Center for Innovation, 3160 Chestnut St., Suite 200, Philadelphia, PA 19104, and Dimension Therapeutics, Inc., a corporation organized under the laws of Delaware (“Sponsor”), having a place of business at 840 Memorial Drive, Cambridge, MA, 02139.

RECITALS

Institution and Sponsor are entering into this Agreement since Sponsor desires to fund the research of James M. Wilson, M.D., Ph.D. of Institution’s Perelman School of Medicine in liver gene therapy and hemophilia.  Sponsor desires to support such research conducted by Institution in accordance with the terms and conditions of this Agreement.  The research program contemplated by this Agreement is of mutual interest to Sponsor and Institution and furthers the educational, scholarship and research objectives of Institution as a nonprofit, tax-exempt, educational institution, and may benefit Sponsor and Institution through the creation or discovery of new inventions.

In consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                                      DEFINITIONS

1.1                               “Affiliate” means a legal entity that is controlling, controlled by or under common control with Sponsor.  For purposes of this Section 1.1., the word “control” means (x) the direct or indirect ownership of more than fifty percent (50%) of the outstanding voting securities of a legal entity, (y) the right to receive fifty percent (50%) or more of the profits or earnings of a legal entity, or (z) the right to determine the policy decisions of a legal entity.

1.2                               “Institution Intellectual Property” means the Institution Patent Rights and the Research Results.

1.3                               “Institution Patent Rights” means all of Perm’s rights in potentially patentable and patentable inventions conceived., created, or conceived and reduced to practice in the conduct of the Sponsored Research during the term of this Agreement, together with patent rights represented by or issuing from the United States patents and patent applications (including provisional patent applications) on such patentable inventions, as well as any continuations, continuations-in-part (to the extent the inventions claimed or disclosed in any such patent or patent applications are directed to subject matter specifically described in the patent or patent

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applications under this Agreement), divisional, reexaminations, renewals, re-issues, substitutions, patent term adjustments and extensions (including supplemental protection certificates), and foreign counterparts of any of the foregoing, and all other patents and patent applications rights that claim priority from or have common prior it)’ with any of the foregoing patent rights and patent applications, including any patents issuing from any of the foregoing (to the extent the inventions claimed or disclosed in any such patent or patent applications are directed to subject matter specifically described in the patent or patent applications referred to above) and including any patents issuing from any of the foregoing.

1.4                               “Principal Investigator” means James M. Wilson, M.D., Ph.D., who has agreed to serve as faculty investigator for the Sponsored Research and shall be responsible for the conduct, supervision and administration of the Sponsored Research, or such other faculty member as mutually agreed by the parties in accordance with Section 2.1.

1.5                               “Research Results” means all any and all ideas, information, inventions, developments, animate and inanimate materials, including but not limited to live animals, discoveries, software, know-how, methods, techniques, formulae, data, software, processes, methodologies, techniques, biological materials, software and works of authorship, whether patentable or copyrightable, that are First conceived, discovered, developed or reduced to practice, or generated in the performance of the Sponsored Research by Principal Investigator or other Penn employees during the term of this Agreement, including any unpatentable inventions conceived, created or reduced to practice in the conduct of the Sponsored Research during the term of this Agreement.  Research Results expressly excludes Institution Patent Rights.

1.6                               “Sponsored Research” means the two (2) year research program conducted hereunder.  The research plan and budget for the first year of the Sponsored Research are set forth in Attachment A and B hereto, respectively, and may be amended from time to time upon mutual Written agreement of the parties.

2.                                      SPONSORED RESEARCH

2.1                               If the services of the Principal Investigator become unavailable to Institution for any reason.  Institution may propose another member of its faculty who is acceptable to Sponsor, in its sole discretion, to serve as the Principal Investigator of the Sponsored Research.  If a substitute Principal Investigator acceptable to Sponsor has not been agreed upon within […***…] after the original Principal Investigator ceases his or her services under this Agreement, either party may terminate this Agreement upon written notice thereof to the other party, subject to the provisions of Article 10.

2.2                               Institution shall use good faith efforts to conduct such Sponsored Research in accordance with, the terms and conditions of this Agreement.  Sponsor acknowledges that Institution and the Principal Investigator shall have the freedom to conduct and supervise the Sponsored Research in a manner consistent with Institution’s educational and research missions.

2.3                               A research plan and budget for the second year of the Sponsored Research shall be agreed upon by the parties by […***…], and such plan and budget shall thereafter be appended hereto as Attachments C and D, respectively.  To that end, by no later than […***…],

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the parties shall (a) utilize good faith and diligent efforts to initiate discussions on the second year plan and budget, and (b) agree upon a time line for planning that will result in a final research plan and budget for calendar year 2016 of the Sponsored Research by the […***…] deadline.

3.                                      TERM OF AGREEMENT

The initial term of this Agreement shall begin on the Effective Date and shall end on December 31, 2016 unless terminated sooner pursuant to Sections 2.1 or 10.1 hereof.  This Agreement may be extended or renewed only by mutual mitten agreement executed by duly authorized representatives of the parties.  The initial term plus any extension or renewal term shall be referred to herein as the “Term.”

4.                                      REIMBURSEMENT OF COSTS, PAYMENT

4.1                               Sponsor shall pay the amounts specified in Attachment B in accordance with the schedule set forth therein.  Institution shall apply all such amounts to its direct costs and mutually agreed upon overhead incurred in the conduct of the Sponsored Research.  Sponsor acknowledges that the amounts set forth in Attachment B are only a good faith estimate of the costs to complete the Sponsored Research and not a guarantee of the cost to conduct the Sponsored Research.  If at any time Institution determines that it will require additional funds for the Sponsored Research, it shall notify Sponsor and provide a good faith estimate and itemized budget of the additional amount.  Sponsor shall not be liable for any costs in excess of the amount set forth in Attachment B unless it has agreed1 in writing to provide additional funds.  In the event that Sponsor declines to provide such additional funding the parties shall promptly meet to determine how to achieve mutually agreed upon modified objectives.

Sponsor shall make payments in advance to Institution in accordance with the payment schedule set forth in Attachment B.  All payments shall clearly identify the Principal Investigator and Sponsored Research.  All payments are to be made by wire transfer, banking information is as follows:

Banking Information:

Bank Name:	[…***…]
Bank Address:	[…***…]

ACH Coordinator:	[…***…]
Account Title:	[…***…]

Account Type:	[…***…]
Account #:	[…***…]
ABA Routing #:	[…***…]
SWIFT CODE:	[…***…]
CHIPS:	[…***…]
Reference:	[…***…]

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4.2                               Title to any equipment, laboratory animals, or any other materials made or acquired with funds provided under this Agreement shall vest in Institution, and such equipment, animals, or materials shall remain the property of Institution following termination of this Agreement.

5.                                      RECORDS AND REPORTS

Principal Investigator shall maintain records of the results of the Sponsored Research in sufficient detail and in good scientific manner appropriate for patent purposes to properly reflect all work done and results achieved.  Within […***…] after the close of each […***…], Principal Investigator shall provide Sponsor with […***…] financial reports for the Sponsored Research conducted during such […***…].  Such […***…] financial reports shall include an account of tasks actually performed and the costs and expenses actually incurred during such […***…].

Principal Investigator shall provide task-based, scientific reports of the progress and results of the Research on a schedule on a schedule to be agreed upon by the parties and oral reports on reasonable request.  Within […***…] after the conclusion of each year of the Sponsored Research, Principal Investigator shall provide Sponsor with a final written report setting forth the research conducted and results obtained in sufficient detail to allow reproduction of the Sponsored Research by Sponsor.

6.                                      SPONSOR’S RIGHTS IN RESEARCH RESULTS AND REPORTS

6.1                               Sponsor shall have the right to use, disclose and otherwise exploit the Research Results disclosed to Sponsor in records and reports for any reasonable purpose, provided however that Sponsor agrees not to make Research Results publicly available until either (i) Institution has published the Research Results in accordance with Article 9 below, (ii) a patent application filed by Institution that contains Research Results is published; or (iii) […***…] after the termination of the Sponsored Research, in the event that Institution has not sought approval for publication or patent filing within such […***…] period.  Notwithstanding the foregoing, nothing herein is intended to prevent Sponsor from relying upon or disclosing Research Results to regulatory agencies as required for obtaining regulatory approvals or to third, parties provided such disclosures are made under obligations of confidentiality no less stringent than those set forth herein.

6.2                               Institution hereby grants Sponsor a royalty-free, nontransferable, non-exclusive right to copy, reproduce and distribute any research reports furnished to Sponsor under this Agreement.  Sponsor may not charge fees for said research reports, use said research reports for advertising or promotional activities, or alter or modify said research reports without the prior written permission of Institution.

7.                                      INTELLECTUAL PROPERTY

7.1                               Principal Investigator shall provide Institution (through its Penn Center for Innovation) and Sponsor with a prompt written disclosure of any copyrightable software created in the conduct of the Sponsored Research during the term of this Agreement that Principal Investigator reasonably considers to be scientifically valuable.

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7.2                               Institution shall retain all right, title and interest in and to the Institution Intellectual Property and any patents, copyrights, software and tangible research materials and other intellectual property related thereto, subject to any rights, options and licenses set forth herein or granted in accordance with Articles 6 and 8 hereof.

7.3                               Principal Investigator shall provide Institution and Sponsor a complete written disclosure of any Institution Patent Rights reasonably considered material or patentable within […***…] following creation or discovery of such Institution Patent Rights.  Sponsor shall advise Institution in writing, no later than […***…] after receipt of such disclosure, whether it requests Institution to file and prosecute patent applications related to such Institution Patent Rights or whether Sponsor believes that the conduct of additional research would be necessary or useful to support the patents claiming the Institution Patent Rights.  If Sponsor requests that Institution undertake such filing and prosecution, and agrees to pay the expenses for such patent prosecution in accordance with Section 7.4, Institution shall do so promptly utilizing counsel reasonably acceptable to Sponsor and such patent applications shall be included in Sponsor’s Option under Article 8 hereof, If Sponsor believes that additional research would be necessary or useful to support the patents claiming the Institution Intellectual Property, Institution and Sponsor shall engage in good faith negotiations to determine how best to accomplish such research prior to any patent application filing.  If Sponsor does not request Institution to file and prosecute such patent applications, Institution may proceed with such preparation and prosecution at its own cost and expense; but such patent applications shall be excluded from Sponsor’s Option under Article 8 hereof.  Sponsor shall reimburse Institution for all expenses incurred for filing, prosecution and maintenance of Institution Patent Rights until and unless Sponsor declines to exercise its Option to license any such Institution Patent Rights.  Institution shall work closely with its patent counsel and Sponsor at the reasonable request of Sponsor to provide Sponsor with an estimate of anticipated patent costs and copies of official correspondence related to prosecution of Institution Patent Rights that fall under Sponsor’s Option.

7.4                               The preparation, prosecution and maintenance of any copyright, trademark and other intellectual property applications for the Institution Intellectual Property other than the Institution Patent Rights shall be subject to the funding, option and control provisions of Sections 7.1-7.4 and Article 8.

8.                                      OPTION

8.1                               In consideration of Sponsor’s funding of the Sponsored Research, Institution hereby grants to Sponsor an option to obtain a worldwide, non-exclusive or exclusive, royalty-bearing license, with the right to sublicense, to make, have made, use, sell, offer for sale, have sold, import and have imported products and services within the scope of the Institution Patent Rights (the “Option”).  Sponsor may exercise the Option by written notice to Institution within […***…] after completion of the Sponsored Research, provided that Sponsor has reimbursed Institution for all intellectual property expenses incurred up to the date of the Option exercise.  Upon receipt of such notice by Institution, the parties shall negotiate in good faith to agree upon commercially reasonable terms for such exclusive license.

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8.2                               Sponsor may at any time elect not to include certain Institution Patent Rights within the scope of the Option by providing Institution with […***…] prior written notice, in which event (a) such Institution Patent Rights will be excluded from the Option, and Sponsor will have no additional funding obligations under Article 7 with respect to such Institution Patent Rights; provided that Sponsor shall be obligated to reimburse Institution for all patent and maintenance cost obligations incurred by Institution prior to the aforementioned notice date, including all instances in which Sponsor has requested that a patent application be filed by Institution pursuant to Section 7.3 of this Agreement, and (b) Institution shall be free to license such Institution Patent Rights to any party upon such terms as Institution deems appropriate, without any further obligation to Sponsor.  Notwithstanding the foregoing, it is understood and agreed that Sponsor shall retain any and all rights Sponsor may have in Institution Patent Rights.

8.3                               Any license granted to Sponsor pursuant to Section 8.1 hereof shall be subject to Institution’s right to use and permit other non-profit organizations to use Institution Intellectual Property for educational and research purposes other than the treatment of humans and, if applicable, to the rights of the United States government reserved under Public Laws 96-517, 97-256 and 98-620, codified at 35 U.S.C. 200-212, and any regulations issued thereunder,

9.                                      CONFIDENTIALITY, PUBLICATION, USE OF NAME

9.1                               In order to maximize the value of the Sponsored Research to Institution, Sponsor and society, Institution, Sponsor and Principal Investigator may disclose to each other confidential information considered pertinent to the Research Program.  Any confidential information will be in writing and clearly marked by the disclosing party as “Confidential” or, if disclosed orally, written notice will be provided within […***…] of disclosure (“Confidential Information’’).  The receiving party shall protect Confidential Information received from the disclosing party with the same degree of care as it uses to protect its own confidential information.  The receiving party’s obligations of confidentiality will exist during the performance of this Agreement and for […***…] following termination or expiration of this Agreement, unless disclosure is required by law or regulation, in which case the party required to make such disclosure shall provide prompt written notice and take all reasonable steps to limit the extent of the disclosure and obtain confidential treatment for any remaining required disclosure.

The confidentiality obligations contained herein shall not apply to Confidential Information that is:

(i)                                     Known by the receiving party without restriction prior to disclosure under this Agreement;

(ii)                                  Disclosed to the receiving party by a third party without an obligation of confidentiality;

(iii)                               Available to the public not through a breach of this Agreement by the receiving part)’;

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(iv)                              Independently developed by the receiving part}’ without knowledge or use of Confidential Information disclosed by the disclosing party under this Agreement; or

(v)                                 Published or disclosed in accordance with the terms of this Agreement.

9.2                               In order to preserve the patentability of Institution Intellectual Property during the term and for a period of […***…] thereafter, the Institution, Principal Investigator and Sponsor shall maintain Institution Intellectual Property and information provided pursuant to Section 7.1 (whether oral or written) as confidential and shall not disclose such information to any third party until the publication of such information by the Principal Investigator in accordance with Section 9.3 or until Institution provides Sponsor With written verification, reasonably satisfactory to Sponsor, that all desirable patentable inventions have been protected, Whichever occurs sooner.

9.3                               Institution shall be free to publish, present or otherwise disclose Research Results or other information and material resulting from the Sponsored Research for any purpose subject to this Section 9.3.  Institution shall furnish the Sponsor with a copy of any proposed publication, presentation or other public disclosure at least […***…] in advance of the submission of said proposed publication, presentation or other public disclosure in order for Sponsor to review said proposed publication, presentation or other disclosure for patentable inventions and Sponsor Confidential Information.  Sponsor shall have the right to require that any Sponsor Confidential Information be removed or redacted from the proposed publication.  In the event that Sponsor believes that the proposed publication contains a patentable invention, and Sponsor agrees to pay patent expenses as stipulated in Section 7.3, Institution agrees to delay such proposed publication until a patent application has been prepared and filed, in the event that Sponsor believes that the proposed publication contains a potentially patentable invention but that additional research would be necessary or useful to support the validity of patent(s) claiming such invention, then any publication will be delayed for a period of no more than […***…] while the parties engage in good faith negotiations to determine how best to conduct the research in order to secure intellectual property rights that further the goals of both parties.

9.4                               Institution shall not use Sponsor’s name without Sponsor’s prior written consent except that Institution may acknowledge Sponsor’s funding of this Sponsored Research and any scientific contributions in scientific publications and in listings of sponsored research projects.  Sponsor shall not use Institution’s name, mark or symbol, or the name of any trustee, officer, faculty member, student or employee thereof, without Institution’s prior written consent, except that Sponsor may acknowledge the existence and general nature of this Agreement.

10.                               TERMINATION

10.1                        In addition to the termination right set forth in Section 2.1 hereof,

(a)                                 either party may terminate this Agreement effective upon written notice to the other party, if the other party breaches any of the terms or conditions of this Agreement and fails to cure such breach within […***…] after

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receiving written notice thereof. In the event of an incurable breach, the non-breaching party may terminate this Agreement effective immediately upon written notice to the breaching party; and

(b)                                 provided that Sponsor has met all payment and performance obligations to date under this Agreement, Sponsor may terminate this Agreement effective after […***…]  prior written notice to Institution.

(c)                                  either party may terminate this Agreement effective as of December 31, 2015 if the parties fail to negotiate a mutually acceptable work plan and budget for calendar year 2016 of the Sponsored Research.

10.2                        In the event of termination of this Agreement prior to its stated term, whether for breach or for any other reason whatsoever, within […***…] after the effective termination date, Institution shall submit a final report of all costs incurred and all funds received under this Agreement through the effective termination date (or allowable commitments as described in this Section 10.2).  The report shall be accompanied by a check in the amount of any excess of funds advanced over costs and allowable commitments incurred.  In case of a deficit of funds.  Sponsor shall pay Institution the amount needed to cover costs through the effective termination date as well as all allowable commitments (i.e., all costs or non-cancellable commitments incurred prior to the receipt, or issuance, by Institution of the notice of termination, and the cost of each employee, student and faculty member supported hereunder through the end of such commitments; and subject to Institution’s written notification to Sponsor and Sponsor’s acknowledgement of all costs and non-cancellable commitments as they arise) inclined by Institution under this Agreement; provided, however, that Sponsor’s payment for Institution’s allowable commitments that extend beyond the effective termination date of this Agreement shall in no event exceed […***…] of the total amount of payments as provided in Attachment B.

10.3                        Termination of this Agreement shall not affect the rights and obligations of the parties accrued prior to termination hereof.  The provisions of this Section 10.4, Article 4, entitled Reimbursement of Costs, Payment; Article 6, entitled Sponsor’s Rights in Research Results and Reports; Article 7, entitled Intellectual Property; Article 8, entitled License; Article 9, entitled Confidentiality, Publication, Use of Name; Article 11, entitled Disclaimer of Warranties, Indemnification; and Article 12, entitled Additional Provisions, shall survive such termination.

11.                               DISCLAIMER OF WARRANTIES, INDEMNIFICATION

11.1                        INSTITUTION MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, WARRANTIES WITH RESPECT TO THE CONDUCT, COMPLETION, SUCCESS OR PARTICULAR RESULTS OF THE SPONSORED RESEARCH, OR THE CONDITION, OWNERSHIP, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE SPONSORED RESEARCH OR ANY INSTITUTION INTELLECTUAL PROPERTY OR RESEARCH RESULTS OR THAT USE OF THE INSTITUTION INTELLECTUAL PROPERTY OR RESEARCH RESULTS WILL NOT INFRINGE ANY PATENT,

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COPYRIGHT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHT OF A THIRD PARTY.  INSTITUTION SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, PUNITIVE OR OTHER DAMAGES SUFFERED BY SPONSOR OR ANY OTHER PERSON RESULTING FROM THE SPONSORED RESEARCH OR THE USE OF ANY INSTITUTION INTELLECTUAL PROPERTY, ANY RESEARCH RESULTS OR ANY PRODUCTS RESULTING THEREFROM.

11.2                        Sponsor shall defend, indemnify and hold harmless Institution, the Principal Investigator and any of Institution’s faculty, students, employees, trustees, officers, Affiliates and agents (hereinafter referred to collectively as the “Indemnified Persons”) from and against any and all liability, claims, lawsuits, losses, damages, costs or expenses (including attorneys’ fees), which the Indemnified Persons may hereafter incur, or be required to pay to the extent resulting from (a) Sponsor’s use of the results of Sponsored Research or any Institution Intellectual Property or Research Results or (b) any breach of this Agreement by Sponsor or (c) any act or omission of Sponsor, its employees, Affiliates, contractors, licensees, sublicensees or transferees or agents; provided, however, that Sponsor shall not have any responsibility hereunder for liability, claims, lawsuits, losses, damages, costs or expenses (including attorneys’ fees) to the extent based on the gross negligence or intentional misconduct of the Indemnified Persons as determined by a court of law of competent jurisdiction in a final opinion from which no appeal has or may be taken.  Institution shall notify Sponsor upon learning of the institution or threatened institution of any such liability, claims, lawsuits, losses, damages, costs and expenses, and Institution shall cooperate with Sponsor in every proper way in the defense or settlement thereof at Sponsor’s request and expense.  Sponsor shall be entitled to control any litigation or potential litigation involving any such defense or settlement.  Sponsor shall not dispose or settle any claim admitting liability on the part of the Institution without Institution’s prior written consent.

12.                               ADDITIONAL PROVISIONS

12.1                        The rights and obligations of Institution and Sponsor hereunder shall inure to the benefit of and shall be binding upon, their respective successors and assigns.  Neither party may assign this Agreement, directly or by merger or other operation of law, without the express written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that Sponsor may assign this Agreement to any Affiliate of Sponsor or to any entity with which Sponsor may merge or consolidate, or to which it may transfer all or substantially all of its assets to which this Agreement relates (“Permitted Assignment”).  For any Permitted Assignment, Sponsor shall provide Institution with notice of such assignment containing at minimum the complete contact information and undertaking of the assignee within […***…] after closing of such Permitted Assignment.  Any prohibited assignment of this Agreement or the rights hereunder shall be null and void.  No assignment shall relieve Sponsor of responsibility for the performance of any accrued obligations, which it has prior to such assignment.

12.2                        A waiver by either party of a breach or violation of any provision of this Agreement will not constitute or be construed as a waiver of any subsequent breach or violation of that provision or as a waiver of any breach or violation of any other provision of this Agreement,

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12.3                        Nothing herein shall be deemed to establish a relationship of principal and agent between Institution and Sponsor, nor any of their agents or employees, nor shall this Agreement be construed as creating any form of legal association or arrangement which would impose liability upon one party for the act or failure to act of the other party.  Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their permitted assigns, any benefits, rights or remedies.

12.4                        Notices, statements, reports and other communications under this Agreement shall be in writing and shall be deemed to have been received one business day following the date dispatched if sent by public overnight courier (e.g., Federal Express) and addressed as follows:

If to the Institution:

Penn Center for Innovation

University of Pennsylvania

3160 Chestnut St., Suite 200

Philadelphia, PA 19104-6205

Attn.:  Executive Director

If to Principal Investigator:

James M. Wilson, M.D., Ph.D.

Gene Therapy Program

Translational Research Laboratory

125 South 31st Street,

Suite 2000

Philadelphia, PA 19104-3403

If to Sponsor:

Dimension Therapeutics

840 Memorial Drive

Cambridge, MA, 02139

Attn:  Chief Executive Officer

12.5                        This Agreement shall be construed and governed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to conflict of law provisions.  The parties hereby submit to the exclusive jurisdiction of the state or federal courts, as applicable, located within the Eastern District of Pennsylvania with respect to any and all disputes concerning the subject of this Agreement.

12.6                        Institution and Sponsor shall not discriminate against any employee or applicant for employment because of race, color, sex, sexual or affectional preference, age, religion, national or ethnic origin, handicap, or because he or she is a disabled veteran or veteran of the Vietnam Era,

12.7                        Neither party shall be liable for any failure to perform as required by this Agreement to the extent such failure to perform is due to circumstances reasonably beyond such

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party’s control, including, without limitation, labor disturbances or labor disputes of any kind, accidents, failure of any governmental approval required for full performance, civil disorders or commotions, terrorism, acts of aggression, acts of God, energy or other conservation measures imposed by law or regulation, explosions, failure of utilities, mechanical breakdowns, material shortages, disease, or other such occurrences.

12.8        Sponsor and Institution shall comply with all laws, regulations and other legal requirements applicable to such party in connection with this Agreement, including but not limited to any legal requirements applicable to the conduct of the Sponsored Research or the use of the results of the Sponsored Research or any Institution Intellectual Property or Research Results and laws controlling the export of technical data, computer software, laboratory prototypes, and all other export controlled commodities.

12.9        This Agreement embodies the entire understanding between die parties relating to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral.  This Agreement may not be varied except by a written document signed by duly authorized representatives of both parties.

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IN WITNESS WHEREOF, the duly authorized representatives of the parties hereby execute this Agreement as of the date first written above.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By:	/s/ John S. Swartley
Name:	John S. Swartley, Ph.D.
Title:	Associate Vice Provost for Research and Executive Director, Penn Center for Innovation

DIMENSION THERAPEUTICS

By:	/s/ Annalisa Jenkins
Name:	Annalisa Jenkins
Title:	CEO

I have read and accept the responsibilities of the Principal Investigator:

By:	/s/ James M. Wilson
Name: James M. Wilson

Date:	December 22, 2014

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ATTACHMENT A

SUMMARY OF SPONSORED RESEARCH

Work Scope:  Liver Gene Therapy and Hemophilia

Details of Program - See Appendix entitled Appendix to Attachment A

Principal investigator:

Name:  James M. Wilson, M.D., Ph.D.

Phone Number:  215-898-0226

Representative of Sponsor:

Name:  Annalisa Jenkins

Phone Number:  (617) 245-2148

Period of Performance:  January 1,2015-December 31,2015

Report Schedule:  […***…] financial reports during the term, task based scientific reports and final reports as set forth in Sections 5 and 10.2.

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Attachment A - 1

ATTACHMENT B

Budget and Payment Schedule for Work Described in Appendix to Attachment A Note

Budget:  The total budget for the period of performance extending from January 1,2015 through December 31, 2015 under this Agreement is […***…] and shall be paid by Sponsor to Institution in accordance with the payment schedule set forth below.

For clarity, the budget as set forth in this Attachment B provides funding only for calendar year 2015 of the Sponsored Research.  Both the work plan and associated budget for the Sponsored Research during the 2016 calendar year shall be negotiated and agreed upon between the parties no later than […***…].  Should no agreement on budget and work plan for calendar year 2016 be agreed upon between the parties, Institution shall be under no obligation to continue the Sponsored Research beyond December 31, 2015.

Payment Schedule

Payment Due Date	Amount of Payment to Institution
[…***…]	[…***…]

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Attachment B - 1

Itemized Calendar Year 2015 Budget

Hemophilia A Project

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Total	[…***…]

Hemophilia B Project

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OTC Project

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Total	[…***…]

Grand Total for calendar year 2015	[…***…]

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Attachment B - 2

APPENDIX TO ATTACHMENT A

Sponsored Research for the period of performance from Jan. 1, 2015 - Dec 31, 2015

Calendar year 2015 work plans for hemophilia A, hemophilia B and OTC projects mutually agreeable to the parties are attended hereto.

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Appendix - 1

Hemophilia A Work Plan — 2015

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Appendix - 2

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Appendix - 3

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Appendix - 4

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Appendix - 5

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Appendix - 6

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Appendix - 7

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Appendix - 8

Hemophilia B Work Plan — 2015

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*** Confidential Treatment Requested ***

Appendix - 1

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*** Confidential Treatment Requested ***

Appendix - 2

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*** Confidential Treatment Requested ***

Appendix - 3

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*** Confidential Treatment Requested ***

Appendix - 4

OTC Work Plan-2015

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*** Confidential Treatment Requested ***

Appendix - 5

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*** Confidential Treatment Requested ***

Appendix - 6

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*** Confidential Treatment Requested ***

Appendix - 7

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*** Confidential Treatment Requested ***

Appendix - 8

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*** Confidential Treatment Requested ***

Appendix - 9

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1st AMENDMENT TO SPONSORED RESEARCH AGREEMENT

THIS AMENDMENT (“Amendment”) is entered into as of August 18, 2015 (the “Effective Date”) by and between Dimension Therapeutics Inc., having its principal offices at 840 Memorial Drive, Cambridge, MA 02139 (“Sponsor”), and The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation, with offices located at Penn Center for Innovation, 3160 Chestnut Street, Suite 200, Philadelphia, PA 19104-6228 (“Institution”).  Sponsor and Institution are sometimes hereinafter referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, the Parties entered into a Sponsored Research Agreement having an effective date of January 1, 2015 (the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement to include additional research and funding;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, and intending to be legally bound hereby, the Parties agree as follows:

1.                   The Appendix to Attachment A of the Agreement shall be amended to incorporate the additional tasks and activities listed under Exhibit A hereto.

2.                   Section 1.6 of the Agreement shall be deleted in its entirety and replaced with the following:

“Sponsored Research” means the two (2) year research program conducted hereunder. The research plan and budget for the first year of the Sponsored Research are set forth in the Attachment A and B hereto, respectively, and may be amended from time to time upon mutual written agreement of the parties, provided that such amendment does not result in a decrease in the total allocated funds for the Agreement. To trigger a formal amendment, Sponsor shall submit proposed changes to the Principal Investigator. Institution shall provide revised work plans and associated costs with respect to such proposed changes to Sponsor for approval.

3.                   Attachment B” of the Agreement, which includes the budget, shall be amended to add the following in order to cover the costs of the changes to the work plan:

SRA Budget — AMENDMENT # 1

Dimension Therapeutics

2015 Budget

Hemophilia A Project
[…***…]	$	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
Total Hem A	$	[…***…]
Hemophilia B Project
[…***…]	$	[…***…]
[…***…]	[…***…]
Total Hem B	$	[…***…]

[…***…]	$	[…***…]
[…***…]	[…***…]
Total Proj D	$	[…***…]

Grand Total	$	[…***…]

*** Confidential Treatment Requested ***

4.                   This Amendment and the Agreement contain the entire understanding among the Parties and supersede any and all prior agreements, understandings and arrangements whether written or oral among the Parties with respect to the matters contained in the Agreement and this Amendment.  No amendments, changes, modifications or alterations of the terms and conditions of this Amendment shall be binding upon any Party, unless in writing and signed by an authorized Representative of each Party.

5.                   All other terms and conditions of the Agreement shall remain in full force and effect.

6.                   Signatures on this Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail transmission, which signatures shall be deemed originals.  If executed in counterparts, the Amendment shall be effective as if simultaneously executed.

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as set forth below.

AGREED ON BEHALF OF:		AGREED ON BEHALF OF:

THE TRUSTEES OF THE UNIVERSITY OF
PENNSYLVANIA

By:	/s/ Annalisa Jenkins	By:	/s/ Coy Purcell
	(Signature)		(Signature)

Name:	Annalisa Jenkins	Name:	Coy Purcell

Title:	Chief Executive Officer	Title:	Sr. Assoc. Director, Corp. Contracts

ACKNOWLEDGED AS READ AND UNDERSTOOD
BY INSTITUTION PRINCIPAL INVESTIGATOR

/s/ James M. Wilson
(Signature)

Name:	James M. Wilson

Title:	Professor

Exhibit A

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*** Confidential Treatment Requested ***

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

2ND AMENDMENT TO SPONSORED RESEARCH AGREEMENT

THIS SECOND AMENDMENT (“Amendment”) is entered into as of August 18, 2015 (the “Effective Date”) by and between Dimension Therapeutics Inc., having its principal offices at 840 Memorial Drive, Cambridge, MA 02139 (“Sponsor”), and The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation, with offices located at Penn Center for Innovation, 3160 Chestnut Street, Suite 200, Philadelphia, PA 19104-6228 (“Institution”).  Sponsor and Institution are sometimes hereinafter referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, the Parties entered into a Sponsored Research Agreement having an effective date of January 1, 2015 as amended by a First Amendment dated August 18, 2015 (the Sponsored Research Agreement and First Amendment are hereinafter collectively referred to as the “Agreement”); and

WHEREAS, the Parties wish to further amend the Agreement to include additional research and funding;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, and intending to be legally bound hereby, the Parties agree as follows:

1.                   The Appendix to Attachment A of the Agreement shall be amended to add and incorporate the additional tasks and activities listed under Exhibit A hereto.

2.                   Attachment B of the Agreement, which includes the budget, shall be amended to add and incorporate the additional costs and payment schedule listed under Exhibit B hereto.

3.                   This Amendment and the Agreement contain the entire understanding among the Parties and supersede any and all prior agreements, understandings and arrangements whether written or oral among the Parties with respect to the matters contained in the Agreement and this Amendment.  No amendments, changes, modifications or alterations of the terms and conditions of this Amendment shall be binding upon any Party, unless in writing and signed by an authorized Representative of each Party.

4.                   All other terms and conditions of the Agreement shall remain in full force and effect.

5.                   Signatures on this Second Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail transmission, which signatures shall be deemed originals.  If executed in counterparts, the Second Amendment shall be effective as if simultaneously executed.

IN WITNESS WHEREOF the Parties hereto have caused this Second Amendment to be executed and delivered by their duly authorized representatives as set forth below.

*** Confidential Treatment Requested ***

AGREED ON BEHALF OF:	AGREED ON BEHALF OF:

THE TRUSTEES OF THE UNIVERSITY OF
PENNSYLVANIA

By:	/s/ Annalisa Jenkins	By:	/s/ Coy Purcell
	(Signature)		(Signature)

Name:	Annalisa Jenkins	Name:	Coy Purcell

Title:	Chief Executive Officer	Title:	Sr. Assoc. Director, Corp. Contracts

ACKNOWLEDGED AS READ AND UNDERSTOOD
BY INSTITUTION PRINCIPAL INVESTIGATOR

/s/ James M. Wilson
(Signature)

Name:	James M. Wilson

Title:	Professor

*** Confidential Treatment Requested ***

Exhibit A

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*** Confidential Treatment Requested ***

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
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*** Confidential Treatment Requested ***

Exhibit B

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*** Confidential Treatment Requested ***

3rd AMENDMENT TO SPONSORED RESEARCH AGREEMENT

This AMENDMENT (“Amendment”) is entered into as of March 7, 2016 (the “Effective Date”) by and between Dimension Therapeutics Inc., having its principal offices at 840 Memorial Drive, Cambridge, MA 02139 (“Sponsor”), and The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation, with offices located at Penn Center for Innovation, 3160 Chestnut Street, Suite 200, Philadelphia, PA 19104-6228 (“Institution”).  Sponsor and Institution are sometimes hereinafter referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, the Parties entered into a Sponsored Research Agreement having an effective date of January 1, 2015 as amended by the First and Second Amendments both dated August 18, 2015 (collectively the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement to include additional research and funding;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, and intending to be legally bound hereby, the Parties agree as follows:

1.	The Appendix to Attachment A of the Agreement is hereby amended to incorporate the additional tasks and activities listed under Exhibit A to this Amendment.

2.	Attachment B” of the Agreement, which includes the budget, is hereby be amended to add the following in order to cover the costs of the addition of Task E1 to the work plan:

SRA Budget - AMENDMENT #3 Dimension Therapeutics 2015 Budget

[…***…]

[…***…]

[…***…]

[…***…]

Grand Total $[…***…]

Budget:  The total budget for the period of performance extending from January 1, 2015 through December 31, 2015 under the Agreement, as amended by the First and Second Amendments, and this Third Amendment is […***…].

3.

This Amendment and the Agreement contain the entire understanding among the Parties and supersede any and all prior agreements, understandings and arrangements whether written or oral among the Parties with respect to the matters contained in the Agreement and this Amendment.  No amendments, changes, modifications or alterations of the terms and conditions of this Amendment shall be binding upon any Party, unless in writing and signed by an authorized Representative of each Party.

4.	All other terms and conditions of the Agreement shall remain in full force and effect.

*** Confidential Treatment Requested ***

5.

Signatures on this Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail transmission, which signatures shall be deemed originals.  If executed in counterparts, the Amendment shall be effective as if simultaneously executed.

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as set forth below.

Agreed on behalf of:	Agreed on behalf of:
The Trustees of the University of Pennsylvania
By: /s/ Annalisa Jenkins	By: /s/ Coy Purcell
(Signature)	(Signature)
Name:Annalisa Jenkins	Name: Coy Purcell
Title: CEO	Title: Sr. Assoc. Director Corp. Contracts

Acknowledged as Read and Understood

by Institution Principal Investigator

/s/ James Wilson
(Signature)
Name:James M. Wilson
Title: Professor

*** Confidential Treatment Requested ***

Exhibit A

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*** Confidential Treatment Requested ***

4th AMENDMENT TO SPONSORED RESEARCH AGREEMENT

This FOURTH AMENDMENT (“Amendment”) is entered into as of March 7, 2016 (the “Effective Date”) by and between Dimension Therapeutics Inc., having its principal offices at 840 Memorial Drive, Cambridge, MA 02139 (“Sponsor”), and The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation, with offices located at Penn Center for Innovation, 3160 Chestnut Street, Suite 200, Philadelphia, PA 19104-6228 (“Institution”).  Sponsor and Institution are sometimes hereinafter referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, the Parties entered into a Sponsored Research Agreement having an effective date of January 1, 2015 as previously amended by a First Amendment and Second Amendment both dated August 18, 2015 and Third Amendment dated March 7, 2016 (hereinafter collectively referred to as the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement to include additional research and funding;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, and intending to be legally bound hereby, the Parties agree as follows:

1.

The Appendix to Attachment A of the Agreement is hereby amended to incorporate the additional tasks and activities listed under Exhibit A hereto. Furthermore Attachment A of the Agreement is hereby amended to remove the decommissioned tasks listed under Exhibit B hereto. Furthermore, Attachment A of the Agreement is hereby amended to incorporate a revised Period of Performance from January 1, 2015 to June 30, 2016.

2.

Attachment B of the Agreement, which includes the budget, shall be amended to incorporate the additional budget requirements, related to the tasks and activities listed in Exhibit A, hereto listed under Exhibit C. Furthermore Attachment B of the Agreement shall be amended and decreased by the amount of the “Decommissioned Task Balances” listed in Exhibit D hereto, for  the decommissioned tasks listed in Exhibit B.

3.

This Amendment and the Agreement contain the entire understanding among the Parties and supersede any and all prior agreements, understandings and arrangements whether written or oral among the Parties with respect to the matters contained in the Agreement and this Amendment.  No amendments, changes, modifications or alterations of the terms and conditions of this Amendment shall be binding upon any Party, unless in writing and signed by an authorized Representative of each Party.

4.	All other terms and conditions of the Agreement shall remain in full force and effect.

5.

Signatures on this Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail transmission, which signatures shall be deemed originals.  If executed in counterparts, the Amendment shall be effective as if simultaneously executed.

*** Confidential Treatment Requested ***

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as set forth below.

Agreed on behalf of:	Agreed on behalf of:
Dimension Therapeutics Inc.	The Trustees of the University of Pennsylvania
By: /s/ Annalisa Jenkins	By: /s/ Coy Purcell
(Signature)	(Signature)
Name:Annalisa Jenkins	Name: Coy Purcell
Title: CEO	Title: Sr. Assoc. Director Corp. Contracts

Acknowledged as Read and Understood

by Institution Principal Investigator

/s/ James Wilson
(Signature)
Name:James M. Wilson
Title: Professor

*** Confidential Treatment Requested ***

Exhibit A

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*** Confidential Treatment Requested ***

Exhibit B

Tasks to be Decommissioned

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*** Confidential Treatment Requested ***

Exhibit C

New Tasks to be Incorporated into the Budget:

SRA Budget – AMENDMENT #4 Dimension Therapeutics OVERALL BUDGET
[…***…] […***…]	[…***…] […***…]
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Grand Total	[…***…]
Total Study Cost	[…***…]
Total Admin	[…***…]
[…***…]

*** Confidential Treatment Requested ***

Exhibit D

Existing Tasks to be Decommissioned and Related Budget Impact:

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[…***…] […***…]	[…***…] […***…]	[…***…] […***…]	[…***…] […***…]
[…***…] […***…] […***…] […***…]	[…***…] […***…] […***…] […***…]	[…***…] […***…] […***…] […***…]	[…***…] […***…] […***…] […***…]
[…***…] […***…]	[…***…] […***…]	[…***…] […***…]	[…***…] […***…]

The total budget for the period of performance extending from January 1, 2015 through June 30, 2016 under the Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment is […***…].   Sponsor shall make payments to the Institution in accordance with the payment schedule set forth below.

Sponsor shall pay for services performed in accordance with the terms stated in the Agreement and this FOURTH AMENDMENT TO SPONSORED RESEARCH AGREEMENT.

Upon signing this Amendment, Institution shall invoice Sponsor for $[…***…].   […***…].

*** Confidential Treatment Requested ***

5th AMENDMENT TO SPONSORED RESEARCH AGREEMENT

This AMENDMENT (“Amendment”) is entered into as of December 23, 2016 (the “Effective Date”) by and between Dimension Therapeutics, Inc., having its principal offices at 840 Memorial Drive, Cambridge, MA 02139 (“Sponsor”), and The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation, with offices located at Penn Center for Innovation, 3160 Chestnut Street, Suite 200, Philadelphia, PA 19104-6228 (“Institution”).  Sponsor and Institution are sometimes hereinafter referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, the Parties entered into a Sponsored Research and Option Agreement having an effective date of January 1, 2015 as amended by the First and Second Amendments both dated August 18, 2015, and by the Third Amendment dated March 7, 2016 and by the Fourth Amendment dated March 7, 2016 (collectively the “Agreement”); and

WHEREAS, the Parties wish to further amend the Agreement to include amend the payment schedule and to add additional research and funding;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, and intending to be legally bound hereby, the Parties agree as follows:

1.	Section 3 of the Agreement is hereby amended to extend the Term of the Agreement to end on December 31, 2017.

2.

The Appendix to Attachment A of the Agreement is hereby amended to add and incorporate the additional tasks and activities ([…***…]) listed under Exhibit A to this Amendment.  For the avoidance of doubt, “Sponsored Research” includes all research conducted under the Agreement.

3.

Attachment B of the Agreement, which includes the budget, is hereby amended to add and incorporate the additional costs and payment schedule listed under Exhibit B of this Amendment to cover the costs of the addition of tasks and activities ([…***…]) listed under Exhibit A to this Amendment; provided that prior to the payment to be made following receipt of the 2016 Q4 financial report, Sponsor and Institution shall review the payments previously made by Sponsor in connection with work performed under the Research Program and adjust the amount of such payments listed on Exhibit B to take into account any reconciliation between the budgeted amount and actual expenses.

4.	Section 5 of the Agreement is hereby deleted and replaced in its entirety by the following:

“Institution shall maintain records of the results of the Sponsored Research in sufficient detail and in good scientific manner appropriate for patent purposes to properly reflect all work done and results achieved.  Within […***…] after the end of each […***…] during the Term, Institution will provide Sponsor with a report setting forth (a) the costs Institution actually incurred during the immediately preceding […***…] and (b) Institution’s actual expenses recorded during such […***…], in the performance of the Sponsored Research, on a […***…].  […***…].  Within […***…] after the conclusion of each year of the Sponsored Research, Institution shall provide Sponsor with a written report setting forth the research conducted and results, which report shall include the study protocol, information related to materials required for the performance of the Sponsored Research and summary data arising from the Sponsored Research.  Sponsor may request additional data arising from the Sponsored Research if reasonably required.”

*** Confidential Treatment Requested ***

5.

Notwithstanding the foregoing restatement of Section 5 above, Attachment B of the Agreement, which includes the budget, is hereby amended such that the outstanding balance from work conducted by Institution from January 1, 2015 through June 30, 2016, a total amount of $[…***…], will be paid by Sponsor on the Effective Date of this Fifth Amendment.  This is the final amount, confirmed and not subject to further budget reconciliation and adjustment.

6.	The parties agree to delete the following sentence at the end of Exhibit D of the Fourth Amendment to this Agreement: “[…***…].”

7.

This Amendment and the Agreement contain the entire understanding among the Parties and supersede any and all prior agreements, understandings and arrangements whether written or oral among the Parties with respect to the matters contained in the Agreement and this Amendment.  No amendments, changes, modifications or alterations of the terms and conditions of this Amendment shall be binding upon any Party, unless in writing and signed by an authorized representative of each Party.

8.	All other terms and conditions of the Agreement shall remain in full force and effect.

9.

Signatures on this Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail transmission, which signatures shall be deemed originals.  If executed in counterparts, this Amendment shall be effective as if simultaneously executed.

[Signature Page Follows]

*** Confidential Treatment Requested ***

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as set forth below.

Agreed on behalf of:	Agreed on behalf of:
Dimension Therapeutics, Inc.	The Trustees of the University of Pennsylvania
By: /s/ Annalisa Jenkins	By: /s/ Coy Purcell
(Signature)	(Signature)
Name:Annalisa Jenkins	Name: Coy Purcell
Title: President & CEO	Title: Sr. Assoc. Director, Corp. Contracts
Date: 12/23/2016	Date: 12/23/2016

Acknowledged as Read and Understood

by Institution Principal Investigator

/s/ James Wilson
(Signature)
Name:James M. Wilson
Title: Professor
Date: 12/23/2016

*** Confidential Treatment Requested ***

Exhibit A

UPENN / Dimension Therapeutics 2015 Work Plan Amendment 5

Amendment 5 New Scope of Work – […***…]

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*** Confidential Treatment Requested ***

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[…***…]	[…***…]	[…***…]

*** Confidential Treatment Requested ***

Exhibit B

Budget:

Summary	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]

Payment Schedule for […***…]:

Payment Due Date:	Amount of Payment to Institution:

[…***…]	[…***…]
[…***…]

[…***…]	[…***…]

[…***…]	[…***…]

[…***…]	[…***…]
[…***…]

The total budget for the period of performance extending from January 1, 2015 through December 31, 2017 under the Agreement, as amended by the First, Second, Third, Fourth and this Fifth Amendment is […***…].

*** Confidential Treatment Requested ***

6th AMENDMENT TO SPONSORED RESEARCH AGREEMENT

This AMENDMENT (“Amendment”) is entered into as of December 23, 2016 (the “Effective Date”) by and between Dimension Therapeutics Inc., having its principal offices at 840 Memorial Drive, Cambridge, MA 02139 (“Sponsor”), and The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation, with offices located at Penn Center for Innovation, 3160 Chestnut Street, Suite 200, Philadelphia, PA 19104-6228 (“Institution”).  Sponsor and Institution are sometimes hereinafter referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, the Parties entered into a Sponsored Research and Option Agreement having an effective date of January 1, 2015 as amended by the First and Second Amendments both dated August 18, 2015, and by the Third Amendment dated March 7, 2016 and by the Fourth Amendment dated March 7, 2016, and by the Fifth Amendment dated on December 23, 2016 (collectively the “Agreement”); and

WHEREAS, the Parties wish to further amend the Agreement to amend the payment schedule and to include additional research and funding;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, and intending to be legally bound hereby, the Parties agree as follows:

1.	The Appendix to Attachment A of the Agreement is hereby amended to incorporate the additional tasks and activities listed under Exhibit A to this Amendment.

2.

Attachment B of the Agreement, which includes the budget and payment schedule, is hereby amended to incorporate the budget and payment schedule listed in Exhibit B to this Amendment. Per the foregoing, within […***…] following receipt of the […***…] financial report of all work conducted in […***…], Sponsor shall pay to Institution an amount detailed in Exhibit B for final payment of all work conducted in […***…] excepting the […***…] work which is separately described in Amendment 5, […***…].

3.

This Amendment and the Agreement contain the entire understanding among the Parties and supersede any and all prior agreements, understandings and arrangements whether written or oral among the Parties with respect to the matters contained in the Agreement and this Amendment.  No amendments, changes, modifications or alterations of the terms and conditions of this Amendment shall be binding upon any Party, unless in writing and signed by an authorized representative of each Party.

4.	All other terms and conditions of the Agreement shall remain in full force and effect.

5.

Signatures on this Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail transmission, which signatures shall be deemed originals.  If executed in counterparts, this Amendment shall be effective as if simultaneously executed.

*** Confidential Treatment Requested ***

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as set forth below.

Agreed on behalf of:	Agreed on behalf of:
Dimension Therapeutics Inc.	The Trustees of the University of Pennsylvania
By: /s/ Annalisa Jenkins	By: /s/ Coy Purcell
(Signature)	(Signature)
Name:Annalisa Jenkins	Name: Coy Purcell
Title: President & CEO	Title: Sr. Assoc. Director, Corp. Contracts

Acknowledged as Read and Understood

by Institution Principal Investigator

/s/ James Wilson
(Signature)
Name:James Wilson
Title: Professor

*** Confidential Treatment Requested ***

Exhibit A

UPenn / Dimension Therapeutics

Dimension Sponsored Research Agreement 2015 Amendment 6

Work Plan for 2017

This Amendment is a “reconciliation” of the work performed under the 2015 and 2016 work plans, including amendments (1-5). All work that is complete is briefly outlined in the table. This amendment will describe any additional work that occurred in 2016 and was in the final approved budget for 2016, as well as work planned in 2017 for existing tasks that will continue into 2017 and new work.

1.	Additional work scope performed in 2016

[…***…]

[…***…]

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[…***…]

Completed Tasks	Continuing Tasks
[…***…]	[…***…]
[…***…]	[…***…]
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[…***…]	[…***…]
[…***…]
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[…***…]
[…***…]
Decommissioned Tasks	New Tasks
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]

* The Amendment work that is continuing will not be described in this Amendment.

*** Confidential Treatment Requested ***

Work Plan for Hemophilia A 2017

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*** Confidential Treatment Requested ***

Work Plan for Hemophilia B 2017

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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

*** Confidential Treatment Requested ***

Work Plan for OTC and Other Research 2017

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*** Confidential Treatment Requested ***

Exhibit B

UPENN / Dimension Therapeutics Budget Amendment 6

Budget for additional work completed in 2016 (not including […***…] work which is the subject of Amendment 5):

BUDGET Sponsor: DIMENSION THERAPEUTICS Project Title: Dimension A 2016 (Amend 6)
Hem A Hem B OTC Other	[…***…] […***…] […***…] […***…]
Additional 2016 TOTAL	[…***…]

Budget for work to be completed in 2017:

BUDGET Sponsor: DIMENSION THERAPEUTICS Project Title: Dimension A 2017 (Amend 6)
Hem A Hem B OTC Other Tasks	[…***…] […***…] […***…] […***…]
2017 TOTAL	[…***…]

Payment Schedule

Calendar Year 2016 - Payment Schedule for all work excepting Amendment 5 […***…]
Payment Due Date	Amount of Payment to Institution
[…***…] […***…] […***…]	[…***…] […***…] […***…]

*** Confidential Treatment Requested ***

Calendar Year 2017 - Payment Schedule
Payment Due Date	Amount of Payment to Institution
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

[…***…]

[…***…]

The total budget for the period of performance extending from January 1, 2015 through December 31, 2017 under the Agreement, as Amended by the First, Second, Third, Fourth, Fifth and this Sixth Amendment is […***…].

*** Confidential Treatment Requested ***